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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51732.

                                                    ARTHUR ANDERSEN & CO.

Chicago, Illinois,
March 21, 1994.